UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 16, 2011
CenturyLink, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	1-7784	72-0651161
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 CenturyLink Drive
Monroe, Louisiana	71203
(Address of principal executive offices)	(Zip Code)
(318) 388-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-1.1
EX-1.2
EX-4.2
EX-5.1

Item 8.01 Other Events.
     On June 16, 2011, CenturyLink, Inc. (“CenturyLink”) completed its previously-announced public sale of $2.0 billion aggregate principal amount of its unsecured senior notes, consisting of (i) $400,000,000 aggregate principal amount of 7.60% Senior Notes, Series P, due 2039 (the “Series P Notes”), (ii) $350,000,000 aggregate principal amount of 5.15% Senior Notes, Series R, due 2017 (the “Series R Notes”), and (iii) $1,250,000,000 aggregate principal amount of 6.45% Senior Notes, Series S, due 2021 (the “Series S Notes” and, together with the Series P Notes and the Series R Notes, the “Senior Notes”). The Series P Notes constitute a further issuance of, and form a single fungible series with, the 7.60% Senior Notes, Series P, due 2039 that CenturyLink issued on September 21, 2009 in the aggregate principal amount of $400,000,000. The Series P Notes sold on June 16, 2011 have the same CUSIP number and will trade interchangeably with the previously issued 7.60% Senior Notes, Series P, due 2039. The Series R Notes and the Series S Notes are newly issued debt securities of CenturyLink.
     The public offering prices of the Series P Notes, Series R Notes and Series S Notes were 95.377% (plus accrued interest from and including March 15, 2011 to and excluding June 16, 2011), 99.750% and 99.659% of their respective principal amounts. After deducting underwriting discounts and CenturyLink’s estimated expenses, CenturyLink expects to receive net proceeds from the sale of the Senior Notes of approximately $1.959 billion. CenturyLink intends to use these net proceeds, together with cash on hand and any necessary borrowings under its credit facility, to (i) fund the payment of the cash portion of the merger consideration payable in connection with CenturyLink’s pending acquisition of SAVVIS, Inc. (“Savvis”), (ii) refinance the credit facility debt of Savvis and (iii) pay fees and expenses to be incurred by it in connection with the merger. Subject to the satisfaction of closing conditions, CenturyLink anticipates closing the acquisition of Savvis in the second half of 2011.
     The Senior Notes were sold pursuant to an underwriting agreement dated June 9, 2011 among CenturyLink and the underwriters named therein (the “Underwriting Agreement”), and a related price determination agreement dated June 9, 2011 among the same parties (the “Price Determination Agreement”). The Senior Notes have been registered under the Securities Act of 1933, as amended, pursuant to an automatic shelf registration statement on Form S-3 (Registration No. 333-157188), filed by CenturyLink with the Securities and Exchange Commission on February 9, 2009, as supplemented by a prospectus supplement dated June 9, 2011 (together, the “Registration Statement”).
     The Senior Notes were issued pursuant to an indenture dated as of March 31, 1994 between CenturyLink and Regions Bank (successor to Regions Bank of Louisiana and First American Bank & Trust of Louisiana), as trustee (the “Trustee”), as heretofore amended by and supplemented through the Fifth Supplemental Indenture dated as of September 21, 2009 between CenturyLink and the Trustee (the “Fifth Supplemental Indenture”), in the case of the Series P Notes, and the Sixth Supplemental Indenture dated as of June 16, 2011 between CenturyLink and the Trustee, in the case of the Series R Notes and Series S Notes (the “Sixth Supplemental Indenture” and, together with the Fifth Supplemental Indenture, the “Supplemental Indentures”). CenturyLink will pay interest on the Series P Notes semi-annually in arrears on March 15 and September 15 of each year, beginning September 15, 2011. CenturyLink will pay interest on the Series R Notes and Series S Notes semi-annually in arrears on June 15 and December 15 of each year, beginning December 15, 2011. CenturyLink may redeem each series of the Senior Notes, in whole or in part, at any time, at its option, at a redemption price equal to 100% of the principal amount of the Senior Notes to be redeemed plus the sum of the present values of the remaining scheduled payments of principal and interest on the Senior Notes to be redeemed (exclusive of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis at the then current Treasury Rate (as defined in the Supplemental Indentures) applicable to each series of Senior Notes plus 50 basis points. The Senior Notes are CenturyLink’s senior unsecured obligations and will rank senior to any of its future subordinated debt and rank equally in right of payment with all of its existing and future unsecured and unsubordinated debt.
     The above descriptions are qualified in their entirety by reference to the Underwriting Agreement, the Price Determination Agreement, the Supplemental Indentures and forms of the Senior Notes, copies of which are filed as exhibits hereto and incorporated herein by reference. Each of these exhibits (as well as the opinion of counsel also filed as an exhibit hereto), is incorporated by reference into the Registration Statement.
Forward-Looking Statements
     This report includes certain forward-looking statements that are based on current expectations only, and are subject to a number of risks, uncertainties and assumptions, many of which are beyond our control. Actual events and results may differ materially from those anticipated if one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect. Factors that could affect actual results include but are not limited to our ability to successfully complete our pending acquisition of Savvis, including receiving all required regulatory and stockholder approvals; changes in our financial position or cash requirements; our continued access to credit markets or borrowings under our credit facility on favorable terms; and other risks referenced from time to time in our filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this report. We undertake no obligation to update any of our forward-looking statements for any reason.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits
     The exhibits to this current report on Form 8-K are listed in the Exhibit Index, which appears at the end of this report and is incorporated by reference herein.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

CenturyLink, Inc.
By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President, General Counsel and Secretary

Dated: June 16, 2011

Exhibit Index

Exhibit No.		Description

1.1		Underwriting Agreement, dated June 9, 2011, between CenturyLink, Inc. and the underwriters named therein.

1.2		Price Determination Agreement, dated June 9, 2011, between CenturyLink, Inc. and the underwriters named therein.

4.1	*
Fifth Supplemental Indenture, dated as of September 21, 2009, between CenturyLink, Inc. and Regions Bank (incorporated by reference to Exhibit 4.1 of CenturyLink, Inc.’s Current Report on Form 8-K dated September 21, 2009)

4.2		Sixth Supplemental Indenture, dated as of June 16, 2011, between CenturyLink, Inc. and Regions Bank.

4.3		Form of 7.60% Senior Note, Series P, due 2039 (included in Exhibit 4.1).

4.4		Form of 5.15% Senior Note, Series R, due 2017 (included in Exhibit 4.2).

4.5		Form of 6.45% Senior Note, Series S, due 2021 (included in Exhibit 4.2).

5.1		Opinion of Jones, Walker, Waechter, Poitevent, Carrère & Denègre, L.L.P.

23.1		Consent of Jones, Walker, Waechter, Poitevent, Carrère & Denègre, L.L.P. (included in Exhibit 5.1).

*	Previously filed.

5